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PROSPECTUS SUPPLEMENT
dated January 11, 1999 to:
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THE GEORGE PUTNAM FUND OF BOSTON
Prospectuses dated November 30, 1998

In the section entitled "Who manages the fund?" the second paragraph is replaced with the following:

The following officers of Putnam Investment Management, Inc. ("Putnam Management") have had primary responsibility for the day-to-day management of the fund's portfolio since the years shown below. Their experience as portfolio managers or investment analysts over at least the last five years is also shown:


Manager               Since         Experience
-------               ----          ----------------------------

Krishna K. Memani     1998           Employed by Putnam
Managing Director                   Management since 1998.
                                    Prior to September, 1998,
                                    Mr. Memani was employed at
                                    Morgan Stanley & Co.

David L. Waldman      1998           Employed by Putnam
Managing Director                       Management since 1997.
                                     Prior to June, 1997, Mr.
                                    Waldman was employed at
                                     Lazard Freres and Goldman
                                     Sachs.

Edward P. Bousa       1994           Employed by Putnam
Senior Vice President                Management since 1992.

James M. Prusko       1998           Employed by Putnam
Senior Vice President                Management since 1992.